Great Northern Gas Company
621 Seventeenth Street, Suite 2150
Denver, CO 80293
(303) 295-0938
Fax: (303) 295-0973

October 20, 2003

Mr. Leroy Chavez
Westland Development Co., Inc
401 Coors Blvd. N.W.
Albuquerque, New Mexico 87121

Re:	Westland Development Co., Inc. Leases with
Great Northern Gas Company dated September 17, 2001.
Recorded in Book A25, Page 1245. Bernalillo County Records
and with Sun Valley Energy Corporation dated June 6 2000.
Recorded in Book A6, Page 7854. Bernalillo County Records
Bernalillo County, New Mexico

Dear Mr. Chavez:

Please let this letter serve as formal request for Westland Development’s consent for assignment of certain rights owned by Great Northern Gas Company (“GNG”) by virtue of GNG’s ownership in the captioned oil and gas leases. GNG intends to assign its interest in said leases to XTO Energy Inc., a Houston, Texas oil and gas exploration company. We hereby request the consent of Westland Development Co., Inc. for such an assignment.

Please sign in the space provided below to indicate your approval of such assignment. If you have any questions, please do not hesitate to contact us.

Very Truly yours,

s/s Thomas L. Di Grappa
President

TLD/tp

Westland Development Co., Inc. consents to the assignment described above.

WESTLAND DEVELOPMENT CO., INC.

BY:	s/s Barbara Page
ITS:	President & CEO
Date:	11/5/03